UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3392

John Hancock Series Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Mid Cap Equity Fund

Annual Report
10.31.10

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.), LLC

U.S. stocks generated double-digit gains for the 12 months ended October 31, 2010. The bulk of the market’s advance occurred during the first half of the period as stocks sustained a steady rally thanks to improving economic conditions and a recovery in corporate earnings. Market conditions changed during the last half of the period as evidence of a pullback in economic activity led to concerns about a relapse into recession. As a result, the stock market peaked in late April and fell sharply throughout May and June. Stocks remained volatile through the summer, but the market staged a substantial rebound in the last two months of the period as investors became more confident that a double-dip recession would be avoided.

For the year ended October 31, 2010, John Hancock Mid Cap Equity Fund’s Class A shares posted a total return of 23.87% at net asset value, trailing both the 25.93% return of the average mid-cap growth fund, according to Morningstar Inc., and the 28.03% return of its benchmark index, the Russell Midcap Growth Index. This index replaced the Fund’s previous benchmark, the S&P MidCap 400/Citigroup Growth Index, during the period because it better reflects the Fund’s investment strategy. The increase in market volatility over the last six months created some challenges for Fund performance. As the stock market tumbled in May and June, the Fund suffered declines that were in line with, and in some cases greater than, those of the broad equity market. On the positive side, however, we capitalized on opportunities created by the increase in day-to-day market volatility by adding to some of our favorite Fund holdings at relatively cheap prices.

The Fund’s holdings in the information technology sector were the best performers. The top contributors were Chinese search engine company Baidu, Inc., which we sold from the Fund’s portfolio, and semiconductor manufacturer Atmel Corp. Stock selection also added value in the energy sector, led by oil producer Whiting Petroleum Corp. On the downside, the most significant individual detractors included private prison operator Corrections Corp. of America and diagnostic medical products maker Alere, Inc., both of which we sold from the Fund’s portfolio.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Mid Cap Equity Fund | Annual report

A look at performance

For the period ended October 31, 2010

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[2]	1-year	5-year	10-year	inception[2]

Class A	17.68	2.42	—	6.69	17.68	12.70	—	59.84

Class B	17.99	2.44	—	6.80	17.99	12.81	—	61.03

Class C	22.07	2.82	—	6.82	22.07	14.89	—	61.28

Class I1	24.38	3.90	—	7.86	24.38	21.08	—	72.96

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 2-28-11 for Class A, Class B, Class C and Class I shares. The net expenses are as follows: Class A — 1.38%, Class B — 2.05%, Class C —2.05% and Class I — 0.95%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 2.31%, Class B — 3.02%, Class C — 3.02% and Class I — 1.79%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Fund’s Class I shares prospectus.
2 From 8-4-03.

Annual report | Mid Cap Equity Fund	7

A look at performance

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index 1	Index 2

Class B3	8-4-03	$16,103	$16,103	$17,544	$18,373

Class C3	8-4-03	16,128	16,128	17,544	18,373

Class I4	8-4-03	17,296	17,296	17,544	18,373

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of 10-31-10. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell Midcap Growth Index — Index 1 — is an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400/Citigroup Growth Index — Index 2 — is an unmanaged index comprised of stocks representing approximately half of the S&P MidCap Index that have been identified as being on the growth end of the growth-value spectrum.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 Effective 12-9-09, the fund replaced the S&P MidCap 400/Citigroup Growth Index with the Russell Midcap Growth
Index, which better reflects the fund’s investment strategy.
2 NAV represents net asset value and POP represents public offering price.
3 No contingent deferred sales charge applicable.
4 For certain types of investors, as described in the Fund’s Class I shares prospectus.

8	Mid Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2010 with the same investment held until October 31, 2010.

	Account value	Ending value on	Expenses paid during
	on 5-1-10	10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,016.20	$7.01

Class B	1,000.00	1,012.90	10.40

Class C	1,000.00	1,012.90	10.40

Class I	1,000.00	1,018.00	4.83

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Mid Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2010, with the same investment held until October 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-10	on 10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,018.20	$7.02

Class B	1,000.00	1,014.90	10.41

Class C	1,000.00	1,014.90	10.41

Class I	1,000.00	1,020.40	4.84

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.38%, 2.05%, 2.05% and 0.95% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Mid Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Seagate Technology PLC	3.0%	Flowserve Corp.	2.1%

Allscripts-Misys Healthcare		Lazard, Ltd., Class A	2.1%
Solutions, Inc.	2.5%
		Packaging Corp. of America	2.1%
East West Bancorp, Inc.	2.4%
		Amphenol Corp., Class A	2.1%
Bally Technologies, Inc.	2.4%
		Hasbro, Inc.	2.0%
Atmel Corp.	2.2%

Sector Composition[2,3]

Information Technology	20%	Financials	9%

Consumer Discretionary	16%	Energy	9%

Health Care	16%	Consumer Staples	2%

Industrials	14%	Telecommunication Services	1%

Materials	9%	Short-Term Investments & Other	4%

1 As a percentage of net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.
2 As a percentage of net assets on 10-31-10.
3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Mid Cap Equity Fund	11

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 96.23%		$24,431,778

(Cost $20,253,907)

Consumer Discretionary 15.87%		4,029,044

Diversified Consumer Services 1.42%

DeVry, Inc.	7,548	361,247

Hotels, Restaurants & Leisure 5.01%

Bally Technologies, Inc. (I)	16,750	604,339

WMS Industries, Inc. (I)	8,839	385,646

Yum! Brands, Inc.	5,681	281,550

Household Durables 0.97%

Lennar Corp., Class A	16,965	246,162

Internet & Catalog Retail 0.68%

Expedia, Inc.	6,004	173,816

Leisure Equipment & Products 2.02%

Hasbro, Inc.	11,088	512,820

Specialty Retail 3.44%

Bed Bath & Beyond, Inc. (I)	7,006	307,563

CarMax, Inc. (I)(L)	8,163	252,971

GameStop Corp., Class A (I)(L)	15,865	311,906

Textiles, Apparel & Luxury Goods 2.33%

Hanesbrands, Inc. (I)	11,341	281,257

Phillips-Van Heusen Corp.	5,050	309,767

Consumer Staples 2.38%		603,831

Beverages 1.30%

Hansen Natural Corp. (I)	6,433	329,434

Household Products 1.08%

Church & Dwight Company, Inc.	4,167	274,397

Energy 8.75%		2,221,662

Oil, Gas & Consumable Fuels 8.75%

Alpha Natural Resources, Inc. (I)	7,225	326,353

Cabot Oil & Gas Corp.	10,620	307,768

Crew Energy, Inc. (I)	17,104	330,710

Denbury Resources, Inc. (I)	21,998	374,406

OGX Petroleo e Gas Participacoes SA, SADR (I)(L)	24,126	316,051

Plains Exploration & Production Company (I)	12,325	343,498

Whiting Petroleum Corp. (I)	2,219	222,876

12	Mid Cap Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 9.09%		$2,307,046

Capital Markets 5.56%

Eaton Vance Corp.	6,127	176,274

Greenhill & Company, Inc. (L)	3,654	283,806

Lazard, Ltd., Class A	14,677	541,581

SEI Investments Company	18,550	410,883

Commercial Banks 2.45%

East West Bancorp, Inc.	35,232	621,139

Insurance 1.08%

Prudential Financial, Inc.	5,199	273,363

Health Care 15.69%		3,983,388

Biotechnology 1.98%

Alexion Pharmaceuticals, Inc. (I)	4,064	277,571

United Therapeutics Corp. (I)(L)	3,735	224,100

Health Care Equipment & Supplies 3.59%

Baxter International, Inc.	6,379	324,691

NuVasive, Inc. (I)(L)	5,059	132,546

Thoratec Corp. (I)(L)	5,939	193,849

Varian Medical Systems, Inc. (I)(L)	4,131	261,162

Health Care Providers & Services 3.84%

Express Scripts, Inc. (I)	5,469	265,356

MEDNAX, Inc. (I)	7,467	442,121

Patterson Companies, Inc.	9,650	266,823

Health Care Technology 2.51%

Allscripts-Misys Healthcare Solutions, Inc. (I)	33,429	638,159

Life Sciences Tools & Services 1.30%

QIAGEN NV (I)(L)	17,547	330,059

Pharmaceuticals 2.47%

Mylan, Inc. (I)(L)	16,413	333,512

Shire PLC, ADR	4,186	293,439

Industrials 13.53%		3,434,986

Aerospace & Defense 1.61%

Precision Castparts Corp.	2,996	409,194

Airlines 1.76%

Copa Holdings SA, Class A	8,816	447,236

Commercial Services & Supplies 1.35%

Iron Mountain, Inc.	15,761	343,432

Industrial Conglomerates 1.17%

Textron, Inc.	14,209	295,831

Machinery 4.17%

Cummins, Inc.	3,366	296,545

Flowserve Corp.	5,418	541,800

Pall Corp.	5,147	219,622

Professional Services 2.41%

FTI Consulting, Inc. (I)(L)	8,080	286,517

Stantec, Inc. (I)	11,800	324,618

See notes to financial statements	Annual report | Mid Cap Equity Fund	13

	Shares	Value
Transportation Infrastructure 1.06%

LLX Logistica SA (I)	51,860	$270,191

Information Technology 19.93%		5,061,447

Computers & Peripherals 4.18%

SanDisk Corp. (I)	8,074	303,421

Seagate Technology PLC (I)	51,796	758,810

Electronic Equipment, Instruments & Components 2.09%

Amphenol Corp., Class A	10,566	529,674

Internet Software & Services 2.63%

Monster Worldwide, Inc. (I)(L)	14,138	255,332

VistaPrint NV (I)	9,838	413,885

Semiconductors & Semiconductor Equipment 6.78%

Atmel Corp. (I)	61,745	547,061

Broadcom Corp., Class A	4,693	191,193

Cypress Semiconductor Corp. (I)	35,807	504,879

Marvell Technology Group, Ltd. (I)	24,809	479,062

Software 4.25%

Autodesk, Inc. (I)	7,373	266,755

Concur Technologies, Inc. (I)(L)	8,405	433,866

Red Hat, Inc. (I)	8,933	377,509

Materials 9.28%		2,355,420

Chemicals 1.98%

FMC Corp.	4,240	309,944

Lubrizol Corp.	1,889	193,604

Containers & Packaging 2.10%

Packaging Corp. of America	21,785	532,208

Metals & Mining 5.20%

Allegheny Technologies, Inc.	7,895	415,988

Franco-Nevada Corp.	5,703	196,717

IAMGOLD Corp.	23,441	428,501

Kinross Gold Corp.	15,513	278,458

Telecommunication Services 1.24%		314,718

Wireless Telecommunication Services 1.24%

American Tower Corp., Class A (I)	6,098	314,718

Utilities 0.47%		120,236

Water Utilities 0.47%

American Water Works Company, Inc.	5,035	120,236

Options Purchased 0.33%		$83,130

(Cost $72,420)

Puts 0.33%		83,130

Seagate Technology PLC (Expiration Date: 1-21-11; Strike Price: $15.00) (I)	51,000	83,130

14	Mid Cap Equity Fund | Annual report	See notes to financial statements

		Maturity
	Yield*	date	Par value	Value
Short-Term Investments 15.08%				$3,828,127

(Cost $3,827,679)

Short-Term Securities 3.55%				900,000
Federal Home Loan Bank Discount Notes	0.100%	11-1-10	$900,000	900,000
			Shares	Value
Securities Lending Collateral 11.53%				$2,928,127
John Hancock Collateral Investment Trust (W)	0.2626 (Y)		292,555	2,928,127

Total investments (Cost $24,154,006)† 111.64%				$28,343,035

Other assets and liabilities, net (11.64%)				($2,954,472)

Total net assets 100.00%				$25,388,563

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.
ADR	American Depositary Receipts
SADR	Sponsored American Depositary Receipts
(I)	Non-income producing security.
(L)	All or a portion of this security is on loan as of 10-31-10.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-10.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $24,388,101.
Net unrealized appreciation aggregated $3,954,934, of which $4,698,846 related to appreciated investment securities and $743,912 related to depreciated investment securities.

The portfolio had the following country concentration as a percentage of total net assets on 10-31-10:

United States	77%
Canada	6%
Cayman Islands	3%
Netherlands	3%
Brazil	2%
Bermuda	2%
Panama	2%
United Kingdom	1%
Short-Term Investments & Other	4%

See notes to financial statements	Annual report | Mid Cap Equity Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $21,226,327) including
$2,876,221 of securities loaned (Note 2)	$25,414,908
Investments in affiliated issuers, at value (Cost $2,927,679) (Note 2)	2,928,127

Total investments, at value (Cost $24,154,006)	28,343,035
Cash	17,641
Foreign currency, at value (Cost $170)	171
Receivable for investments sold	374,646
Receivable for fund shares sold	6,562
Dividends and interest receivable	5,295
Receivable for securities lending income	590
Receivable due from adviser	1,991
Other receivables and prepaid assets	46,369

Total assets	28,796,300

Liabilities

Payable for investments purchased	320,799
Payable for fund shares repurchased	66,184
Payable upon return of securities loaned (Note 2)	2,926,970
Written options, at value (Premium received $37,230) (Note 3)	42,330
Payable to affiliates
Accounting and legal services fees	567
Transfer agent fees	6,490
Trustees’ fees	1,306
Other liabilities and accrued expenses	43,091

Total liabilities	3,407,737

Net assets

Capital paid-in	$29,443,242
Accumulated net investment loss	(59,231)
Accumulated net realized loss on investments, written options and foreign
currency transactions	(8,178,871)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	4,183,423

Net assets	$25,388,563

16	Mid Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($17,834,225 ÷ 1,353,192 shares)	$13.18
Class B ($3,083,589 ÷ 245,325 shares)[1]	$12.57
Class C ($3,314,261 ÷ 263,254 shares)[1]	$12.59
Class I ($1,156,488 ÷ 85,213 shares)	$13.57

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.87

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Mid Cap Equity Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$115,858
Securities lending	7,332
Interest	428
Less foreign taxes withheld	(1,209)

Total investment income	122,409

Expenses

Investment management fees (Note 5)	192,025
Distribution and service fees (Note 5)	113,617
Accounting and legal services fees (Note 5)	4,637
Transfer agent fees (Note 5)	71,310
Trustees’ fees (Note 5)	1,411
State registration fees	60,849
Printing and postage fees	9,909
Professional fees	61,126
Custodian fees	20,344
Registration and filing fees	27,783
Other	6,285

Total expenses	569,296
Less expense reductions (Note 5)	(199,032)

Net expenses	370,264

Net investment loss	(247,855)

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	2,682,035
Investments in affiliated issuers	150
Written options (Note 3)	2,805
Foreign currency transactions	2,659
2,687,649
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	2,426,088
Investments in affiliated issuers	(1,049)
Written options (Note 3)	(5,100)
Translation of assets and liabilities in foreign currencies	(506)
2,419,433
Net realized and unrealized gain	5,107,082

Increase in net assets from operations	$4,859,227

18	Mid Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment loss	($247,855)	($162,580)
Net realized gain (loss)	2,687,649	(3,604,832)
Change in net unrealized appreciation (depreciation)	2,419,433	8,699,990

Increase in net assets resulting from operations	4,859,227	4,932,578

From Fund share transactions (Note 6)	(446,803)	313,213

Total increase	4,412,424	5,245,791

Net assets

Beginning of year	20,976,139	15,730,348

End of year	$25,388,563	$20,976,139

Accumulated net investment loss	($59,231)	($992)

See notes to financial statements	Annual report | Mid Cap Equity Fund	19

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$10.64	$8.11	$15.82	$12.94	$13.38
Net investment loss[1]	(0.10)	(0.07)	(0.07)	(0.13)[2]	(0.08)
Net realized and unrealized gain (loss)
on investments	2.64	2.60	(7.41)	3.51	1.38
Total from investment operations	2.54	2.53	(7.48)	3.38	1.30
Less distributions
From net realized gain	—	—	(0.23)	(0.50)	(1.74)
Net asset value, end of year	$13.18	$10.64	$8.11	$15.82	$12.94
Total return (%)[3,4]	23.87	31.20	(47.91)	27.01	10.31

Ratios and supplemental data

Net assets, end of year (in millions)	$18	$14	$10	$15	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.20	2.33[5]	2.08	2.94	4.25
Expenses net of fee waivers and credits	1.38	1.38[5]	1.34	1.39	1.38
Net investment loss	(0.87)	(0.72)	(0.60)	(0.88)[2]	(0.66)
Portfolio turnover (%)	76	115[7]	115	64[6]	47

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.01 per share and 0.05% of class’s average net assets.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.
7 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

20	Mid Cap Equity Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$10.22	$7.84	$15.42	$12.70	$13.23
Net investment loss[1]	(0.18)	(0.12)	(0.16)	(0.22)[2]	(0.17)
Net realized and unrealized gain (loss)
on investments	2.53	2.50	(7.19)	3.44	1.38
Total from investment operations	2.35	2.38	(7.35)	3.22	1.21
Less distributions
From net realized gain	—	—	(0.23)	(0.50)	(1.74)
Net asset value, end of year	$12.57	$10.22	$7.84	$15.42	$12.70
Total return (%)[3,4]	22.99	30.36	(48.32)	26.23	9.67

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$3	$4	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.89	3.08[5]	2.82	3.61	4.92
Expenses net of fee waivers and credits	2.05	2.05[5]	2.06	2.06	2.05
Net investment loss	(1.54)	(1.36)	(1.33)	(1.57)[2]	(1.35)
Portfolio turnover (%)	76	115[7]	115	64[6]	47

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.01 per share and 0.05% of class’s average net assets.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.
7 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

CLASS C SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$10.23	$7.85	$15.42	$12.71	$13.23
Net investment loss1	(0.18)	(0.12)	(0.15)	(0.21)2	(0.16)
Net realized and unrealized gain (loss)
on investments	2.54	2.50	(7.19)	3.42	1.38
Total from investment operations	2.36	2.38	(7.34)	3.21	1.22
Less distributions
From net realized gain	—	—	(0.23)	(0.50)	(1.74)
Net asset value, end of year	$12.59	$10.23	$7.85	$15.42	$12.71
Total return (%)3,4	23.07	30.32	(48.25)	26.13	9.76

Ratios and supplemental data

Net assets, end of year (in millions)	$3	$3	$2	$3	—5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.90	3.046	2.73	3.55	4.85
Expenses net of fee waivers and credits	2.05	2.036	1.98	2.00	1.98
Net investment loss	(1.54)	(1.36)	(1.26)	(1.51)2	(1.51)
Portfolio turnover (%)	76	1158	115	647	47

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.01 per share and 0.05% of class’s average net assets.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Less than $500,000.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.
8 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

See notes to financial statements	Annual report | Mid Cap Equity Fund	21

CLASS I SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$10.91	$8.28	$16.10	$13.10	$13.47
Net investment loss[1]	(0.05)	(0.03)	(0.03)	(0.05)[2]	(0.03)
Net realized and unrealized gain (loss)
on investments	2.71	2.66	(7.56)	3.55	1.40
Total from investment operations	2.66	2.63	(7.59)	3.50	1.37
Less distributions
From net realized gain	—	—	(0.23)	(0.50)	(1.74)
Net asset value, end of year	$13.57	$10.91	$8.28	$16.10	$13.10
Total return (%)[3]	24.38	31.76	(47.76)	27.62	10.82

Ratios and supplemental data

Net assets, end of year (in millions)	$1	—[4]	—[4]	—[4]	—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.90	1.82[5]	1.60	3.03	3.81
Expenses net of fee waivers and credits	0.95	0.95[5]	0.95	0.95	0.94
Net investment loss	(0.43)	(0.30)	(0.21)	(0.39)[2]	(0.23)
Portfolio turnover (%)	76	115[7]	115	64[6]	47

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.01 per share and 0.05% of class’s average net assets.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Less than $500,000.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.
7 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

22	Mid Cap Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Mid Cap Equity Fund (the Fund) is a diversified series of John Hancock Series Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Mid Cap Equity Fund	23

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$4,029,044	$4,029,044	—	—
Consumer Staples	603,831	603,831	—	—
Energy	2,221,662	2,221,662	—	—
Financials	2,307,046	2,307,046	—	—
Health Care	3,983,388	3,983,388	—	—
Industrials	3,434,986	3,434,986	—	—
Information Technology	5,061,447	5,061,447	—	—
Materials	2,355,420	2,355,420	—	—
Telecommunication
Services	314,718	314,718	—	—
Utilities	120,236	120,236	—	—
Purchased Options	83,130	83,130	—	—
Short-Term Investments	3,828,127	2,928,127	$900,000	—

Total Investments in
Securities	$28,343,035	$27,443,035	$900,000	—
Other Financial
Instruments
Written Options	(42,330)	(42,330)	—	—

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the

24	Mid Cap Equity Fund | Annual report

Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended October 31, 2010, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject

Annual report | Mid Cap Equity Fund	25

to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $8,003,026 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires as follows: October 31, 2016 — $4,713,766 and October 31, 2017 — $3,289,260.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually. There were no distributions for the years ended October 31, 2010 and October 31, 2009.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of October 31, 2010, the Fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals, net operating losses, partnerships and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including written and purchased options, in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the Fund’s initial investment.

26	Mid Cap Equity Fund | Annual report

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended October 31, 2010, the Fund used purchased options to enhance potential gain. During the year ended October 31, 2010, the Fund held purchased options with market values ranging from $0 to $83 thousand, as measured at each quarter end.

During the year ended October 31, 2010, the Fund wrote option contracts to manage against anticipated changes in securities values. The following tables summarize the Fund’s written options activities during the year ended October 31, 2010 and the contracts held at October 31, 2010.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	—	—
Options written	1,035	$40,035
Options closed	—	—
Options expired	(15)	(2,805)
Outstanding, end of period	1,020	$37,230

NAME OF	EXERCISE	EXPIRATION	NUMBER OF
ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
Seagate Technology	$17.50	Jan 2011	510	$22,440	($21,930)
Puts
Seagate Technology	$11.00	Jan 2011	510	$14,790	($20,400)
Total				$37,230	($42,330)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2010 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Investments, at value*	Options	$83,130	—
Equity contracts	Written options, at value	Options	—	($42,330)
Total			$83,130	($42,330)

* Purchased options are included in the Fund’s investments.

Annual report | Mid Cap Equity Fund	27

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF	WRITTEN
RISK	OPERATIONS LOCATION	OPTIONS

Equity contracts	Net realized gain on	$2,805
Total		$2,805

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF	INVESTMENTS
	OPERATIONS	(PURCHASED	WRITTEN
RISK	LOCATION	OPTIONS)	OPTIONS	TOTAL

Equity contracts	Change in	$10,710	—	$10,710
	net unrealized
	appreciation
	(depreciation) of
Equity contracts	Change in	—	($5,100)	(5,100)
	net unrealized
	appreciation
	(depreciation) of
Total		$10,710	($5,100)	$5,610

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.75% of the next $500,000,000; and (c) 0.70% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010 were equivalent to an annual effective rate of 0.80% of the Fund’s average daily net assets.

28	Mid Cap Equity Fund | Annual report

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, litigation, short dividend and extraordinary expenses. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.38% for Class A, 2.05% for Class B, 2.05% for Class C and 0.95% for Class I shares. The fee waivers and/or reimbursements will continue in effect until February 28, 2011.

Effective March 1, 2010, the Adviser has voluntarily agreed to reimburse certain fund expenses (excluding taxes, brokerage commissions, interest, litigation, extraordinary expenses, 12b-1 fees, transfer agent fees and class level expenses) that exceed 0.95% of the Fund’s average daily net assets. Prior to March 1, 2010, the reimbursement limitation was 0.90% of the Fund’s average daily net assets.

Accordingly, these expense reductions or reimbursements amounted to $138,832, $26,242, $26,634 and $7,324 for Class A, Class B, Class C and Class I shares, respectively, for the year ended October 31, 2010.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended October 31, 2010 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $60,028 for the year ended October 31, 2010. Of this amount, $9,948 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $48,617 was paid as sales commissions to broker-dealers and $1,463 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2010, CDSCs received by the Distributor amounted to $5,042 and $802 for Class B and Class C shares, respectively.

Annual report | Mid Cap Equity Fund	29

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services received in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended October 31, 2010 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$50,856	$50,471
Class B	31,303	9,602
Class C	31,458	9,363
Class I	—	1,874
Total	$113,617	$71,310

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and payable to affiliates — trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	465,278	$5,579,235	739,571	$7,130,338
Repurchased	(467,621)	(5,575,183)	(588,710)	(5,906,549)

Net increase (decrease)	(2,343)	$4,052	150,861	$1,223,789

30	Mid Cap Equity Fund | Annual report

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount
Class B shares

Sold	51,594	$595,660	76,485	$690,581
Repurchased	(116,955)	(1,350,230)	(230,469)	(1,943,072)

Net decrease	(65,361)	($754,570)	(153,984)	($1,252,491)

Class C shares

Sold	54,035	$624,758	110,193	$1,035,622
Repurchased	(75,909)	(864,644)	(101,398)	(874,142)

Net increase (decrease)	(21,874)	($239,886)	8,795	$161,480

Class I shares

Sold	50,182	$634,094	41,405	$363,749
Repurchased	(7,404)	(90,493)	(17,448)	(183,314)

Net increase	42,778	$543,601	23,957	$180,435

Net increase (decrease)	(46,800)	($446,803)	29,629	$313,213

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $17,657,521 and $18,666,021, respectively, for the year ended October 31, 2010.

Annual report | Mid Cap Equity Fund	31

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Series Trust and Shareholders of John Hancock Mid Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Mid Cap Equity Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2010

32	Mid Cap Equity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Mid Cap Equity Fund (the Fund), a series of John Hancock Series Trust (the Trust), met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee B is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c) the impact of

Annual report | Mid Cap Equity Fund	33

economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

34	Mid Cap Equity Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a mutual fund, may generally be attributable to the greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets, the more burdensome regulatory and legal obligations of mutual funds, and the higher marketing costs for mutual funds.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index. The Board noted that the Fund outperformed its benchmark index and its Category and Peer Group medians for the 1-, 3- and 5-year periods (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Mid Cap Equity Fund	48.07%	–1.72%	3.15%	N/A
Russell Midcap Growth Index	46.29%	–3.18%	2.40%	N/A
Mid-Cap Growth Category Median	40.19%	–2.71%	2.33%	N/A
Morningstar 15(c) Peer Group Median	38.33%	–3.45%	–0.03%	N/A

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

Annual report | Mid Cap Equity Fund	35

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively; and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was inline with the Category and Peer Group medians. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group and Category:

EXPENSE RATIO		RELATION TO PEER GROUP	RELATION TO CATEGORY

Gross Expense Ratio (Class A)	2.33%	Higher	Higher
Net Expense Ratio (Class A)	1.38%	Lower	Higher

The Board viewed favorably the Adviser’s contractual agreement to waive all or a portion of its Advisory Agreement rate and reimburse or pay operating expenses to the extent necessary to maintain the Fund’s Net Expense Ratio at 1.38% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, until February 28, 2011. The Board favorably considered the impact of fee waivers toward ultimately lowering the Fund’s Gross Expense Ratio. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected a proposed change in the methodology for calculating transfer agent fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

36	Mid Cap Equity Fund | Annual report

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Mid Cap Equity Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2005	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2003	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2003	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

38	Mid Cap Equity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2003	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2005	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2003	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2009	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Mid Cap Equity Fund	39

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2010	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees
Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

40	Mid Cap Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.
2 Member of Audit Committee.
3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.
4 Mr. McHaffie and Mr. Schiavone were appointed by the Board of Trustees effective 8-31-10.

Annual report | Mid Cap Equity Fund	41

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	MFC Global Investment
Charles L. Ladner	Management (U.S.), LLC
Stanley Martin*
Hugh McHaffie†**	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President** and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer	The report is certified under the Sarbanes-Oxley
Act, which requires mutual funds and other public
Charles A. Rizzo	companies to affirm that, to the best of their
Chief Financial Officer	knowledge, the information in their financial reports
is fairly and accurately stated in all material respects.
Salvatore Schiavone**
Treasurer

*Member of the Audit Committee
**Effective 8-31-10
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

42	Mid Cap Equity Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Mid Cap Equity Fund.	8100A 10/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $23,628 for the fiscal year ended October 31, 2010 for John Hancock Mid Cap Equity Fund and $23,250 for the fiscal year ended October 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related service fees for the fiscal year ended October 31, 2010 amounted to $347 for John Hancock Mid Cap Equity Fund and $1,184 for the fiscal year ended October 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,481 for the fiscal year ended October 31, 2010 for John Hancock Mid Cap Equity Fund and $2,408 for the fiscal year ended October 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
Other fees for the fiscal year ended October 31, 2010 amounted to $4,220 for John Hancock Mid Cap Equity Fund and $55 for the fiscal year ended October 31, 2009 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,070,490 for the fiscal year ended October 31, 2010 and $8,200,061 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Series Trust

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010